1 1 NASDAQ: QCOR NASDAQ: QCOR September 9, 2011 September 9, 2011 Exhibit 99.1

Safe Harbor Statement
Note: Except for the historical information contained herein, this presentation contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
“believes,” “continue,” “could,” “estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial”
or   “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: our reliance on Acthar for substantially all of our net sales and profits; reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations;  the complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; the lack of patent protection for Acthar, and the possible FDA approval and market introduction of competitive products; our ability to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, and our ability to develop other therapeutic uses for Acthar including Systemic Lupus Erythematosus;
research and development risks, including risks associated with Questcor's work in the area of nephrotic syndrome and potential work in the area of Systemic Lupus Erythematosus, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; our ability to receive high reimbursement levels from third party payers; an increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients, and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; our ability to operate within an industry that is highly regulated at both the Federal and state level; our ability to effectively manage our growth, including the expansion of our nephrotic syndrome selling effort, and our reliance on key personnel; the impact to our business caused by economic conditions; our ability to protect our proprietary rights; our ability to maintain effective controls over financial reporting; the risk of product liability lawsuits; unforeseen business interruptions; volatility in Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and other risks discussed in
Questcor's annual report on Form 10-K for the year ended December 31, 2010, and other documents filed with the
Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Questcor
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $170M* in cash, debt-free
• Profitable, cash flow positive, $170M* in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Develop on-label Lupus market for Acthar
• Grow Acthar sales in each key market
• Develop on-label Lupus market for Acthar
Financials:
Financials:
* As of 9/6/11

History of Acthar 1952 First Approved 1978 MS Indication Added 2001 Questcor Acquires Acthar 2010 Label Modernized 19 Indications 2007 Questcor Changes Strategy 5

6 Significant Barriers to Entry 6

QCOR Strategy – Sell More Acthar
Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Infantile Spasms (IS)
Infantile Spasms (IS)
Systemic Lupus Erythematosus

Acthar and MS
•
Neurodegenerative
disorder
•
Acute treatment for
relapses
•
Treatment for 1-2
weeks*
•
$40K-$50K/Rx
*Based on prescriptions written
Problematic
Problematic
Steroid Side
Steroid Side
Effects
Effects
Poor
Poor
Venous
Venous
Access
Access
Inadequate
Inadequate
Response to
Response to
Steroids
Steroids
Acthar
Acthar
when
when
“Steroids are
“Steroids are
not suitable”
not suitable”

MS Sales -
Record
of Consistent Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
77
15
30 38
Yellow numbers in the  bars show the number of MS sales
people making calls at the end of the quarter.
8
24
35
51
69
78
124
141
213
231
304
323
354
508
751
Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11

10 Monthly MS Sales Are Promotion Sensitive 15-30 reps 0 50 100 150 200 250 300 0 50 100 150 200 250 300 MS Paid/Shipped RX's 30-38 reps 38-77 reps

•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q2-2011 results
–
Q2-11 new, paid Rxs up 147% vs. Q2-10
–
MS about 60% of QCOR net sales*
• Estimated $110M annualized run-rate*
–
About 400 prescribers in Q2
–
June was a record month
•
Q3 new, paid Rxs run-rate up about 10% from Q2**
–
August was a record month
•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q2-2011 results
–
Q2-11 new, paid Rxs up 147% vs. Q2-10
–
MS about 60% of QCOR net sales*
• Estimated $110M annualized run-rate*
–
About 400 prescribers in Q2
–
June was a record month
•
Q3 new, paid Rxs run-rate up about 10% from Q2**
–
August was a record month
MS Trends
*Based on Company estimates
**As of 8/31/11

•
Characterized by excessive spilling of protein from the
kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6 months*
•
$150K-250K/Rx
•
Characterized by excessive spilling of protein from the
kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6 months*
•
$150K-250K/Rx
Acthar and Nephrotic Syndrome (NS)
*Based on prescriptions written

NS Sales – Off to a Good Start
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
5
Yellow numbers in the  bars show the number of NS sales
people making calls at the end of the quarter.
11
4
8
7
18
45
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11

14 NS Market Size

•
Hired 5 reps to sell Acthar to nephrologists
–
Initiated sales efforts in early March 2011
–
Q1 2011 new, paid NS Rxs: 18
• 14 different prescribers
–
Q2 2011 new, paid NS Rxs: 45
• 37 different prescribers
• 6 month course of therapy creates future vial demand
•
Expanding NS selling effort: 5 to 28 NS reps by Oct 1
–
Planned sales calls to increase in Q4 by 7X over Q2
–
Disruption to NS sales in Q3 possible--current 5 NS reps hiring and training the 23 new reps, Q3 new, paid Rxs run-rate level with Q2*
•
Hired 5 reps to sell Acthar to nephrologists
–
Initiated sales efforts in early March 2011
–
Q1 2011 new, paid NS Rxs: 18
• 14 different prescribers
–
Q2 2011 new, paid NS Rxs: 45
• 37 different prescribers
• 6 month course of therapy creates future vial demand
•
Expanding NS selling effort: 5 to 28 NS reps by Oct 1
–
Planned sales calls to increase in Q4 by 7X over Q2
–
Disruption to NS sales in Q3 possible--current 5 NS reps hiring and training the 23 new reps, Q3 new, paid Rxs run-rate level with Q2*
NS Sales
*As of 8/31/11

•
Treatment Resistant Idiopathic Membranous
Nephropathy
•
Dose response trial
–
Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
–
n=84 (approximate), 35 centers (approximate)
–
Endpoint is reduction of proteinuria
•
Trial milestones
–
First patient dosed in Q3
–
“First look” data available late 2012
–
Final reporting mid 2013
•
Treatment Resistant Idiopathic Membranous
Nephropathy
•
Dose response trial
–
Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
–
n=84 (approximate), 35 centers (approximate)
–
Endpoint is reduction of proteinuria
•
Trial milestones
–
First patient dosed in Q3
–
“First look” data available late 2012
–
Final reporting mid 2013
NS Phase IV Company Sponsored Study

•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
Infantile Spasms

•
FDA approval 10/15/10
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
•
FDA approval 10/15/10
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
Acthar and IS
*Based on prescriptions written

•
Targeting select institutions
–
Promotion effort being narrowed as market is maturing
–
Creates selling time for Acthar MS reps to target NS
•
Significant variability in quarterly Rxs
•
Q2-2011 new, paid Rxs within historic range
–
Acthar currently used to treat 40-50% of IS patients
–
Q3 new, paid Rxs run-rate level with Q2
•
Targeting select institutions
–
Promotion effort being narrowed as market is maturing
–
Creates selling time for Acthar MS reps to target NS
•
Significant variability in quarterly Rxs
•
Q2-2011 new, paid Rxs within historic range
–
Acthar currently used to treat 40-50% of IS patients
–
Q3 new, paid Rxs run-rate level with Q2
IS Sales

Immediate Acthar Growth Opportunities
*Represents estimated net sales market opportunity based on internal company estimates
MS
•
Build on
sales
momentum,
good market
headroom
•
Market size-
$500M+*
NS
•
Good start
with 5 reps
•
Significantly
expanding
selling effort
•
Market size-
$1B+*
IS
•
Targeted
sales
strategy
•
Market size-
$100M*

•
Specialty Sales Force
–
Main focus on MS (time split is ~ 80%/15%/5% on MS/NS/IS)
–
77 representatives, 13 regional managers, one national director
•
Nephrology Sales Force
–
Focus 100% on Nephrotic Syndrome
–
28 representatives, 4 regional managers, one national director
–
All hired and on-board as of 9/12/11
•
Combined Forces will be calling on
–
>4,000 neurologists
–
>3,000 nephrologists
–
about 100 key children’s hospitals
•
Specialty Sales Force
–
Main focus on MS (time split is ~ 80%/15%/5% on MS/NS/IS)
–
77 representatives, 13 regional managers, one national director
•
Nephrology Sales Force
–
Focus 100% on Nephrotic Syndrome
–
28 representatives, 4 regional managers, one national director
–
All hired and on-board as of 9/12/11
•
Combined Forces will be calling on
–
>4,000 neurologists
–
>3,000 nephrologists
–
about 100 key children’s hospitals
Total Acthar Sales Force

•
High unmet need
•
Serious health risk if unsuccessfully treated
•
Difficult to treat
•
Multiple on-label indications for Acthar
–
Exacerbations
–
Maintenance therapy
–
Lupus nephritis
•
Large patient population
•
High unmet need
•
Serious health risk if unsuccessfully treated
•
Difficult to treat
•
Multiple on-label indications for Acthar
–
Exacerbations
–
Maintenance therapy
–
Lupus nephritis
•
Large patient population
Systemic Lupus Erythematosus (Lupus)

23 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

Q2-2011 Financial Results
Record Sales (up 62%) and Solid Earnings (EPS up 50%)
Record Sales (up 62%) and Solid Earnings (EPS up 50%)
• Second quarter vials shipped: 2,430
• Medicaid reserves continue to appear adequate
• No shares repurchased
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Income ($M) Operating Income ($M)
Fully Diluted, GAAP EPS Fully Diluted, GAAP EPS
$46.0
$46.0
94% 94%
$20.4 $20.4
$0.21 $0.21
$28.3 $28.3
93% 93%
$14.3 $14.3
$0.14 $0.14
Q2-2011
Q2-2011
Q2-2010
Q2-2010

Questcor is Cash Flow Positive
*After return of $78 million of cash to shareholders through share repurchases.
Cash / ST Investments Cash / ST Investments
Accounts Receivable Accounts Receivable
$170M* $170M*
$19M $19M
9/6/11
9/6/11
Debt-free balance sheet
Debt-free balance sheet

26

Share Repurchases: 15 Million Shares
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
62.3 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
62.3 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
Repurchases significantly improve EPS
Repurchases significantly improve EPS

•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Explore Systemic Lupus Erythematosus (Lupus) as next
vertical market
•
Develop other markets for Acthar
•
No business development efforts planned
•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Explore Systemic Lupus Erythematosus (Lupus) as next
vertical market
•
Develop other markets for Acthar
•
No business development efforts planned
Go Forward Plan - Sell More Acthar
–
Acthar is its own pipeline with many other on-label
and many possible other therapeutic uses
–
Further define and develop the unique
characteristics of Acthar

28 Investment Highlights

29 29 NASDAQ: QCOR NASDAQ: QCOR September 9, 2011 September 9, 2011